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                                                                   EXHIBIT 10.14
                                                                     [Preferred]

                          SECURITIES PURCHASE AGREEMENT

          SECURITIES PURCHASE AGREEMENT dated as of August 24, 2001 between PRIMEDIA Inc., a Delaware corporation ("PRIMEDIA"), and KKR 1996 Fund L.P., a Delaware limited partnership (the "PURCHASER").

I.   STOCK SALE

          1.1 PURCHASE OF STOCK. Subject to all of the terms and conditions of this Agreement, the Purchaser hereby agrees to purchase from PRIMEDIA, and PRIMEDIA agrees to sell to the Purchaser, 1,000,000 shares of $125 Series J Convertible Exchangeable Preferred Stock, par value $.01 per share (the "Purchaser Preferred Shares"), for $125 per share, which are convertible into shares of PRIMEDIA common stock, par value $.01 per share (the "Common Shares"), at a conversion price of $7 per Common Share, and which are exchangeable into PRIMEDIA's 12.5% Class J Subordinated Notes (the "Purchaser Notes"), and the warrants referred to in Section 1.2 for an aggregate purchase price of $125,000,000 (the "Purchase Price"). The closing of the purchase will take place at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 (the "Closing"). At the Closing, the Purchaser will pay to PRIMEDIA the Purchase Price, in immediately available funds, against its receipt of a duly executed stock certificate, representing the Purchaser Preferred Shares, registered in the name of the Purchaser on the books of PRIMEDIA.

          1.2 PREFERRED WARRANTS. PRIMEDIA shall issue to the Purchaser at the Closing a warrant to purchase 2,620,000 Common Shares at an exercise price of $7 per Common Share, subject to adjustment, which warrant shall be substantially in the form of Exhibit A hereto. In addition, if any shares of the Purchaser Preferred Shares are outstanding on any of the dates set forth below, PRIMEDIA shall issue to the Purchaser on such date a warrant to purchase the number of Common Shares set forth opposite such date at an exercise price of $7 per Common Share, which warrant shall be substantially in the form of Exhibit A hereto:

                  Date                               Number of Shares
                  ----                               ----------------
                  Three Months from Closing          250,000
                  Six Months from Closing            1,000,000
                  Nine Months from Closing           1,250,000
                  First Anniversary of Closing       1,500,000

          The Purchaser Preferred Shares, the Common Shares, the Purchaser Notes, and the warrants are hereinafter referred to collectively as the "Purchaser Securities".

          1.3 MANAGEMENT RIGHTS. After the Closing and for so long as the Purchaser owns any equity or debt securities of PRIMEDIA, the Purchaser shall have the right to elect at least one member of the Board of Directors to PRIMEDIA. The Purchaser shall also have at all times after the Closing the right to (i) inspect and copy books and records of PRIMEDIA; (ii) visit and inspect the PRIMEDIA properties; (iii) receive financial statements, operating reports and budgets of PRIMEDIA; (iv) receive materials sent to the PRIMEDIA Board of Directors; and (v) consult with and provide non-binding advice to PRIMEDIA management on significant corporate actions.

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II.  PURCHASER'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS

          2.1 INVESTMENT INTENTION. The Purchaser represents and warrants that it is purchasing the Purchaser Preferred Shares and the warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution of any thereof. The Purchaser agrees that it will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Purchaser Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of the Purchaser Securities), except in compliance with the Securities Act of 1933, as amended (the "ACT"), and the rules and regulations thereunder.

          2.2 PURCHASER PREFERRED SHARES LEGEND. The certificate (or certificates) representing the Purchaser Preferred Shares shall bear the following legend (until such time as subsequent transfers thereof are no longer restricted in accordance with the Act):

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER."

          2.3 COMMON SHARES LEGEND. The certificate (or certificates) representing the Common Shares (acquired by conversion of all or any part of the Purchaser Preferred Shares or exercise of the warrants) shall bear the following legend (until such time as subsequent transfers thereof are no longer restricted in accordance with the Act):

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER [AND THE WARRANT. A COPY OF THE FORM OF SAID WARRANT IS ON FILE WITH THE SECRETARY OF PRIMEDIA INC.]"

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          2.4 PURCHASER NOTES LEGEND. The note or notes representing the
Purchaser Notes shall bear the following legend (until such time as subsequent transfers thereof are no longer restricted in accordance with the Act):

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER."

          2.5 WARRANTS LEGEND. The warrant or warrants shall bear the following legend (until such time as subsequent transfers thereof are no longer restricted in accordance with the Act):

          "NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT."

          2.6 FEDERAL SECURITIES LAWS MATTERS. The Purchaser represents that it is familiar with Release No. 5226 issued by the Securities and Exchange Commission (the "SEC") under the Act, it has consulted with its counsel with regard thereto, and it is fully aware of the position of the SEC limiting the resale to the public of any of the Purchaser Securities.

          2.7 COMPLIANCE WITH RULE 144. If any of the Purchaser Securities are disposed of in accordance with Rule 144 under the Act, the Purchaser shall deliver to PRIMEDIA at or prior to the time of such disposition an executed copy of Form 144 (if required by Rule 144) and such other documentation as PRIMEDIA may reasonably require in connection with such sale.

          2.8 ABILITY TO BEAR RISK. The Purchaser represents and warrants that
(a) the financial situation of the Purchaser is such that it can afford to bear the economic risk of holding the unregistered Purchaser Securities for an indefinite period and (b) it can afford to suffer the complete loss of its investment in the Purchaser Securities.

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          2.9 ACCESS TO INFORMATION; EVALUATION OF RISKS. The Purchaser
represents and warrants that (a) it understands and has taken cognizance of all the risk factors related to the purchase of the Purchaser Securities, (b) it has received and carefully reviewed information regarding the business of PRIMEDIA and has been granted the opportunity to ask questions of, and receive answers from, representatives of PRIMEDIA concerning the terms and conditions of the purchase of the Purchaser Securities and to obtain any additional information which it deems necessary to verify the accuracy or completeness of the information furnished to it and (c) its knowledge and experience in financial and business matters is such that it is capable of evaluating the risks of the investment in the Purchaser Securities.

III. RULE 144

          PRIMEDIA agrees that it will use its best efforts to file in a timely manner all reports required to be filed by it pursuant to the Securities Exchange Act of 1934, as amended, and, upon request of the Purchaser or a transferee of Purchaser Securities, will furnish Purchaser with such information as may be necessary to enable the Purchaser to effect routine sales pursuant to Rule 144 under the Act.

IV.  REGISTRATION RIGHTS

          The Purchaser will have such rights to have the Common Shares registered under the Act as provided in the Second Amended and Restated Registration Rights Agreement, dated as of August 24, 2001, among the Purchaser, PRIMEDIA and other holders or purchasers of shares of Common Shares of PRIMEDIA on or after the date hereof.

V.   MISCELLANEOUS

          5.1 NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following addresses or to such other address as either party to this Agreement shall specify by notice to the other:

     if to PRIMEDIA, to it at:
             PRIMEDIA Inc.
             745 Fifth Avenue
             New York, NY  10151
             Attention:  Beverly Chell, Esq.

             With a copy to:

             Simpson Thacher & Bartlett
             425 Lexington Avenue
             New York, NY  10017
             Attention:  Gary I. Horowitz, Esq.

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     if to the Purchaser, to it at:

             KKR 1996 Fund L.P.
             c/o Kohlberg Kravis Roberts & Co.
             9 West 57th Street
             New York, NY 10019
             Attention:  Perry Golkin

             With a copy to:

             Latham & Watkins
             885 Third Avenue
             New York, NY  10022
             Attention:  Scott Bowie, Esq.

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

          5.2 BINDING EFFECT; BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as provided in Article V, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          5.3 WAIVER. Either party hereto may by written notice to the other (a) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (b) waive compliance with any of the conditions or covenants of the other contained in this Agreement; and (c) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          5.4 AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Purchaser and PRIMEDIA.

          5.5 ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by PRIMEDIA without the prior written consent of the Purchaser. The Purchaser may assign its rights and delegate its responsibilities hereunder to an affiliate and any such delegation shall relieve the Purchaser of its obligations hereunder.

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          5.6 EXPENSES. PRIMEDIA agrees that, whether or not the transactions contemplated by this Agreement are consummated, PRIMEDIA will pay or cause to be paid all costs and expenses arising in connection with the preparation, execution, administration and enforcement of, and the preservation of rights under, this Agreement, including, without limitation:

          (a) all taxes (other than taxes based on income), fees or other charges which may be payable in connection with the sale or purchase of the Purchaser Securities pursuant to this Agreement;

          (b) all expenses incurred by the Purchaser in connection with the maintenance of its books and records, preparation of tax returns and delivery of tax information to its partners; and

          (c) all reasonable travel and other out-of-pocket expenses of the general partner of the Purchaser incurred in connection with the Purchaser's ownership of the Purchaser Securities.

In addition, after consummation of the transactions contemplated by this Agreement and so long as the Purchaser owns any of the Purchaser Securities acquired pursuant to this Agreement, PRIMEDIA will reimburse the Purchaser or the general partner of the Purchaser for all costs incurred in transmitting information regarding PRIMEDIA to the limited partners of the Purchaser or in distributing dividends or other distributions received from PRIMEDIA to the limited partners of the Purchaser.

          5.7 INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, PRIMEDIA agrees to indemnify and hold harmless the Purchaser, its limited and general partners and its affiliates (and the partners, members, directors, officers, affiliates and controlling persons of each of the foregoing) (each a "Purchaser Indemnitee") from and against any liabilities, obligations, losses, damages, deficiencies, obligations, fines and assessments, penalties, actions, judgments, suits, claims, costs, injuries, demands, proceedings, investigations, arbitrations (including shareholder claims, actions, injuries, demands, suits, judgments, proceedings, investigations or arbitrations) and disbursements, including, without limitation, accountant's and attorney's fees and expenses incurred by a Purchaser Indemnitee before or after the date of this Agreement and arising out of, resulting from, or relating to (i) the operations of PRIMEDIA, (ii) Purchaser's purchase and/or ownership of the Purchaser Securities or (iii) any litigation to which a Purchaser Indemnitee is made a party in its capacity as a shareholder or owner (or a partner, member, director, officer, affiliate or controlling person of a shareholder or owner) of securities of PRIMEDIA.

          5.8 LIMITED LIABILITY OF PARTNERS, MEMBERS. Notwithstanding any other provision of this Agreement, neither the general partner, the limited partners or members nor any future general partner, limited partner or member of the Purchaser shall have any personal liability for performance of any obligation of the Purchaser under this Agreement in excess of the respective capital contribution of such general partner, limited partners and members to the Purchaser.

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          5.9 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of New York.

          5.10 SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          5.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

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          IN WITNESS WHEREOF, PRIMEDIA and KKR 1996 have executed this Agreement as of the day and year first above written.

                                                 PRIMEDIA INC.

                                                 By: /s/ Beverly Chell
                                                    ------------------
                                                   Name:  Beverly Chell
                                                   Title: Vice-Chairman and
                                                                 Secretary

                                                 KKR 1996 Fund L.P.

                                                 By:  KKR Associates 1996 L.P.
                                                      Its General Partner

                                                      By:  KKR 1996 GP LLC
                                                           Its General Partner

                                                         By: /s/ Michael Tokarz
                                                            -------------------
                                                             A Member